SHARE CAPITAL	12 Months Ended
Dec. 31, 2025
Share Capital
SHARE CAPITAL

12.	SHARE CAPITAL

At December 31, 2024, the Company was authorized to issue an unlimited number of common shares. At a special shareholder meeting on November 25, 2025, the shareholders voted to limit the number of shares that the Company is authorized to issue to 37,367,894 shares. The common shares have no par value. The holders of common shares are entitled to receive dividends if they are declared by the Company and are entitled to one vote per share at meetings of the Company.

During 2025, the Company repurchased 311,712 shares of common shares for $1,920 which are recorded as treasury stock which represents a reduction of shareholders equity. During 2024, the Company repurchased 280,656 shares of common shares for $1,154 which are recorded as treasury stock which represents a reduction of shareholders equity.